                                                                   EXHIBIT 10.1

                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT dated as of March 9, 2004 (this "Amendment") amends the Third Amended and Restated Credit Agreement dated as of May 8, 2002 (as previously amended, the "Credit Agreement") among Synagro Technologies, Inc. (the "Company"), various financial institutions (the "Banks") and Bank of America, N.A., as administrative agent (in such capacity, the "Administrative Agent"). Terms defined in the Credit Agreement are, unless otherwise defined herein or the context otherwise requires, used herein as defined therein.

         WHEREAS, the Company, the Banks and the Administrative Agent have entered into the Credit Agreement; and

         WHEREAS, the parties hereto desire to amend the Credit Agreement as more fully set forth herein;

         NOW, THEREFORE, the parties hereto agree as follows:

         SECTION 1 Amendments. Subject to the satisfaction of the conditions precedent set forth in Section 3, the Credit Agreement is amended as follows:

         1.1      Amendments to Definitions.

         (a) The definition of "Adjusted EBITDA" is amended by (i) deleting the word "and" at the end of clause (b), (ii) redesignating clause "(c)" thereof as clause "(e)" and (iii) inserting the following new clauses (c) and (d) in appropriate sequence:

                  "(c) to the extent deducted in calculating Consolidated Net Income for such period, up to $4,125,000 in charges taken during the fourth Fiscal Quarter of 2003 relating to severance and relocation costs, insurance claims and property taxes, the contemplated relocation of the compost facility currently located in Riverside, California and allowances for accounts receivable, as such charges are more fully described on Schedule 1.1B, shall be added to EBITDA;

                  (d) to the extent deducted in calculating Consolidated Net Income for such period, the first $1,200,000 of other charges, if any, taken during the first two Fiscal Quarters of 2004 relating to the terminated contract between Providence Soils, LLC and NBC/RIRRC shall be added to EBITDA; and".

         (b) The definition of "Capital Expenditures" is amended in its entirety to read as follows:

                  "Capital Expenditures means all expenditures which, in accordance with GAAP, would be required to be capitalized and shown on the consolidated balance sheet of the Company, but excluding expenditures made in connection with the replacement, substitution or restoration of assets to the extent financed (i) from insurance proceeds (or other similar recoveries) paid on account of the loss of or damage to the assets being

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         replaced or restored, (ii) with awards of compensation arising from the taking by eminent domain or condemnation of the assets being replaced or (iii) with Non-Recourse Debt."

         1.2 Deletion of Section 9.16. Section 9.16 (which was added by the Third Amendment to the Credit Agreement) is deleted in its entirety.

         1.3 Deletion of Section 10.1.10. Section 10.1.10 (which was added by the Third Amendment to the Credit Agreement) is deleted in its entirety and the existing Section 10.1.11 is renumbered Section 10.1.10.

         1.4 Amendment to Section 10.6.3. The chart set forth in Section 10.6.3 is amended in its entirety to read as follows:

              Computation Period Ending                Total Leverage Ratio

              12/31/03 through 6/30/04                 4.50 to 1.0
              9/30/04 through 12/31/04                 4.25 to 1.0
              3/31/05 through 12/31/05                 4.00 to 1.0
              Thereafter                               3.50 to 1.0.

         1.5 Amendment to Section 10.6.5. The first parenthetical phrase contained in Section 10.6.5 is amended in its entirety to read as follows:
"(excluding amounts, if any, paid to consummate acquisitions permitted by Section 10.11(c) which constitute Capital Expenditures)".

         1.6 Amendments to Schedules. Schedule 1.1B hereto is added to the Credit Agreement as new Schedule 1.1B thereto and Schedules 10.7(c) and 10.9 of the Credit Agreement are replaced with Schedules 10.7(c) and 10.9 hereto, respectively.

         SECTION 2  Consents.

         2.1 Consent to Terra Acquisition. The Required Banks agree that, notwithstanding anything to the contrary contained in Section 10.11 of the Credit Agreement but subject to compliance with Section 10.13 of the Credit Agreement, the Company may purchase all of the outstanding capital stock of Terra Holding Company and Terra Renewal Services, Inc. for aggregate consideration (including earn-out payments) not to exceed $35,000,000.

         2.2 Consent to Addition of New Term Loan Facility. The Banks that are parties to this Amendment consent to the addition of a new term loan facility (the "New Term Loan Facility") after the date hereof providing for the making of new term loans (the "New Term Loans") to the Company by various financial institutions (the "New Term Lenders"), which may include one or more of the existing Banks, in an aggregate amount not exceeding $75,000,000; provided that the proceeds of the New Term Loans shall be used exclusively to prepay the existing Term Loans, all accrued and unpaid interest thereon and all other amounts payable in connection therewith (including breakage costs) until all such amounts are paid in full, with the remainder of such proceeds to be used exclusively to prepay Revolving Loans. The New Term

Loans will have an amortization schedule (a copy of which shall be distributed by the Administrative Agent to all Banks promptly after the making of the New Term Loans), and will bear interest at rates per annum, agreed to among the Company, the New Term Lenders and the Administrative Agent. The New Term Lenders will receive funding fees in the amounts agreed to among the Company, the New Term Lenders and the Administrative Agent, and otherwise shall have all of the rights and obligations allocated to the holders of the "Term Loans" under the Credit Agreement. If and to the extent that any existing Bank that has an existing Term Loan is a New Term Lender, then rather than receiving payment in full of its existing Term Loan and funding the full amount of its New Term Loan, such Bank's existing Term Loan (or the relevant portion thereof) shall automatically become a New Term Loan on the date of the effectiveness of the New Term Loan Facility and (a) only the amount of such Bank's existing Term Loan that is in excess of such Bank's New Term Loan shall be remitted by the Company to the Administrative Agent for the account of such Bank, or (b) the amount of such Bank's New Term Loan that is in excess of such Bank's existing Term Loan shall be remitted by such Bank to the Administrative Agent for the account of the Company, as the case may be, on the date of the effectiveness of the New Term Loan Facility; provided that, solely for purposes of Section 8.4 of the Credit Agreement, the entire amount of such Bank's existing Term Loan shall be deemed to have been paid on the date of the effectiveness of the New Term Loan Facility.

         SECTION 3 Effectiveness. The amendments set forth in Section 1 and the consents set forth in Section 2 shall become effective on the date on which the Administrative Agent has received (a) counterparts of this Amendment executed by the Company and the Required Banks (or, in the case of the consent set forth in Section 2.2, Banks having an aggregate Total Percentage equal to or greater than 66 2/3%), (b) a Confirmation, substantially in the form of Exhibit A, signed by the Company and each Guarantor and (c) a fee for each Bank that, on or prior to 5:00 p.m. on March 8, 2004, executes and delivers a counterpart of this Amendment to the Administrative Agent, such fee to be in an amount equal to 0.075% of the sum of such Bank's Revolving Commitment and the principal amount of such Bank's Term Loan.

         SECTION 4 Representations and Warranties. The Company represents and warrants to the Administrative Agent and the Banks that, after giving effect to the effectiveness hereof, (a) each warranty set forth in Section 9 of the Credit Agreement (other than Section 9.8) is true and correct as of the date of the execution and delivery of this Amendment by the Company, with the same effect as if made on such date, and (b) no Event of Default or Unmatured Event of Default exists.

         SECTION 5  Miscellaneous.

         5.1 Continuing Effectiveness, etc. As herein amended, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed in all respects. After the effectiveness of this Amendment, all references in the Credit Agreement and the other Loan Documents to "Credit Agreement" or similar terms shall refer to the Credit Agreement as amended hereby.

         5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Amendment.

         5.3 Governing Law. This Amendment shall be a contract made under and governed by the laws of the State of New York applicable to contracts made and to be performed entirely within such state.

         5.4 Successors and Assigns. This Amendment shall be binding upon the Company, the Banks and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks and the Administrative Agent and the respective successors and assigns of the Banks and the Administrative Agent.

         Delivered as of the day and year first above written.

                                         SYNAGRO TECHNOLOGIES, INC.



                                         By__________________________________
                                         Title_______________________________

                                         BANK OF AMERICA, N.A.,
                                         as Administrative Agent

                                         By__________________________________
                                         Title_______________________________


                                         BANK OF AMERICA, N.A., as a Bank



                                         By__________________________________
                                         Title_______________________________

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                                         CAPITAL FARM CREDIT



                                         By__________________________________
                                         Title_______________________________

                                         COBANK, ACB, as a Bank



                                         By__________________________________
                                         Title_______________________________

                                         GENERAL ELECTRIC CAPITAL CORPORATION



                                         By__________________________________
                                         Title_______________________________

                                         LASALLE BANK NATIONAL ASSOCIATION


                                         By__________________________________
                                         Title_______________________________

                                         CREDIT LYONNAIS NEW YORK BRANCH


                                         By__________________________________
                                         Title_______________________________

                                         ARK II CLO 2001-1, LIMITED

                                         By: Patriarch Partners II, LLC,
                                             its Collateral Manager


                                         By__________________________________
                                         Name________________________________
                                         Title: Manager

                                         COLUMBIA FLOATING RATE LIMITED


                                         By__________________________________
                                         Title_______________________________

                                         SRF 2000 LLC


                                         By__________________________________
                                         Title_______________________________

                                         DENALI CAPITAL CLO I, LTD.

                                         By:  Denali Capital LLC, Managing
                                              Member of DC Funding Partners LLC,
                                              Portfolio Manager for Denali
                                              Capital CLO I, Ltd.


                                         By__________________________________
                                         Title_______________________________

                                         DENALI CAPITAL CLO II, LTD.

                                         By:  Denali Capital LLC, Managing
                                              Member of DC Funding Partners LLC,
                                              Portfolio Manager for Denali
                                              Capital CLO II, Ltd.


                                         By__________________________________
                                         Title_______________________________


                                         DENALI CAPITAL CLO III, LTD.

                                         By:  Denali Capital LLC, Managing
                                              Member of DC Funding Partners LLC,
                                              Portfolio Manager for Denali
                                              Capital CLO III, Ltd.


                                         By__________________________________
                                         Title_______________________________

                                         RACE POINT CLO LIMITED

                                         By:  Sankaty Advisors, LLC as
                                              Collateral Manager


                                         By__________________________________
                                         Title_______________________________

                                         RACE POINT II CLO LIMITED

                                         By:  Sankaty Advisors, LLC as
                                              Collateral Manager


                                         By__________________________________
                                         Title_______________________________


                                         GREAT POINT CLO 1999-1, LTD.


                                         By__________________________________
                                         Title_______________________________


                                         Castle Hill I - Mincs Ltd.

                                         By:  Sankaty Advisors, LLC as
                                              Collateral Manager


                                         By__________________________________
                                         Title_______________________________

                                         Castle Hill II - Mincs Ltd.

                                         By:  Sankaty Advisors, LLC as
                                              Collateral Manager


                                         By__________________________________
                                         Title_______________________________

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                                         OLYMPIC FUNDING TRUST, SERIES 1999-1




                                         By__________________________________
                                         Title_______________________________


                                         MUIRFIELD TRADING LLC


                                         By__________________________________
                                         Title_______________________________

                                         KZH WATERSIDE LLC


                                         By__________________________________
                                         Title_______________________________

                                         WHITNEY PRIVATE DEBT FUND L.P.


                                         By__________________________________
                                         Title_______________________________

                                         BRYN MAWR CLO, LTD.

                                         By:  Deerfield Capital Management, LLC
                                              as its Collateral Manager


                                         By__________________________________
                                         Title_______________________________

                                         ROSEMONT CLO, LTD.

                                         By:  Deerfield Capital Management, LLC
                                              as its Collateral Manager


                                         By__________________________________
                                         Title_______________________________


                                         SEQUILS-CUMBERLAND I, LTD.

                                         By:  Deerfield Capital Management, LLC
                                              as Collateral Manager


                                         By__________________________________
                                         Title_______________________________

                                         HARBOUR TOWN FUNDING LLC


                                         By__________________________________
                                         Title_______________________________

                                         FOREST CREEK CLO LIMITED

                                         By:  Deerfield Capital Management LLC
                                              as its Collateral Manager


                                         By__________________________________
                                         Title_______________________________

                                         FARM CREDIT BANK OF TEXAS


                                         By__________________________________
                                         Title_______________________________

                                         CASTLE HILL III CLO LTD.


                                         By__________________________________
                                         Title_______________________________

                                   EXHIBIT A

                              FORM OF CONFIRMATION

                           Dated as of March 9, 2004

To: Bank of America, N.A., individually and as Administrative Agent, and the other financial institutions party to the Credit Agreement referred to below

         Please refer to (a) the Third Amended and Restated Credit Agreement dated as of May 8, 2002 (as amended, the "Credit Agreement") among Synagro Technologies, Inc., various financial institutions (the "Banks") and Bank of America, N.A., as administrative agent (the "Administrative Agent"); (b) the other Loan Documents (as defined in the Credit Agreement), including the Guaranty and the Restated Security Agreement; and (c) the Fourth Amendment dated as of the date hereof to the Credit Agreement (the "Fourth Amendment").

         Each of the undersigned hereby confirms to the Administrative Agent and the Banks that, after giving effect to the Fourth Amendment and the transactions contemplated thereby, each Loan Document to which such undersigned is a party continues in full force and effect and is the legal, valid and binding obligation of such undersigned, enforceable against such undersigned in accordance with its terms.

                             SYNAGRO TECHNOLOGIES, INC.


                             By:___________________________
                             Name Printed:_________________
                             Title:________________________


                             SYNAGRO WEST, INC.
                             SYNAGRO OF CALIFORNIA, INC. (formerly known as Pima Gro Systems, Inc.)
                             SYNAGRO COMPOSTING COMPANY OF
                             CALIFORNIA, INC. (formerly known as Recyc, Inc.) SYNAGRO MIDWEST, INC.
                             SYNAGRO OF MICHIGAN, INC. (formerly known as
                             National Resource Recovery, Inc.)
                             SYNAGRO OF WISCONSIN, INC. (formerly known as
                             A&J Cartage, Inc.)
                             SYNAGRO SOUTHWEST, INC.
                             SYNAGRO OF TEXAS - VITAL-CYCLE, INC.
                             SYNAGRO OF TEXAS - CDR, INC. (formerly known as Synagro of Texas, Inc. and CDR Environmental,Inc.) SYNAGRO SOUTHEAST, INC.
                             SYNAGRO OF NORTH CAROLINA - AMSCO, INC.
                             SYNAGRO OF FLORIDA - ANTI-POLLUTION, INC.

                             SYNAGRO OF NORTH CAROLINA - EWR, INC. (formerly known as Synagro of North Carolina and Environmental Waste Recycling, Inc.)
                             SYNAGRO OF FLORIDA - A&J, INC. (formerly known as A&J Cartage Southwest, Inc.)
                             SYNAGRO NORTHEAST, INC.
                             SYNAGRO MID-ATLANTIC, INC. (formerly known as CDR Mid-Atlantic, a division of CDR
                             Environmental, Inc.)
                             ORGANI-GRO, INC.
                             ST INTERCO, INC.
                             COMPOSTING CORPORATION OF AMERICA
                             NEW HAVEN RESIDUALS SYSTEMS, INC.
                             RESIDUAL TECHNOLOGIES SYSTEMS, INC.
                             FAIRHAVEN RESIDUAL SYSTEMS, INC.
                             NEW ENGLAND TREATMENT COMPANY, INC.
                             NETCO-CONNECTICUT, INC.
                             NETCO-WATERBURY SYSTEMS, INC.
                             NETCO-RESIDUALS MANAGEMENT SYSTEMS, INC.
                             SYNAGRO OF FLORIDA - DAVIS WATER, INC.
                             SYNAGRO OF FLORIDA - ECOSYSTEMS, INC.
                             SYNAGRO OF MINNESOTA - REHBEIN INC.
                             PROVIDENCE SOILS, LLC
                             SYNAGRO - BALTIMORE, L.L.C.
                             SYNAGRO TEXAS, INC.
                             SYNAGRO DELAWARE, INC.
                             SYNAGRO DIGESTION, INC.
                             ENVIRONMENTAL PROTECTION & IMPROVEMENT COMPANY,INC. SYNAGRO MIDWEST - ENVIROLAND, INC.
                             FUTURE-TECH ENVIRONMENTAL SERVICES, INC.
                             NYOFCO HOLDINGS, INC.
                             NEW YORK ORGANIC FERTILIZER COMPANY
                             RESIDUALS PROCESSING, INC.
                             SOARING VISTA PROPERTIES, INC.
                             SYNAGRO - WWT, INC.
                             SYNAGRO - WCWNJ, INC.
                             ATLANTA RESIDUALS COMPANY, LLC
                             EARTHWISE TRUCKING
                             EARTHWISE ORGANICS, INC.


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________

                             NETCO-RESIDUALS MANAGEMENT, LIMITED PARTNERSHIP

                             By: Netco-Residuals Management Systems, Inc., its General Partner


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________


                             RESIDUAL TECHNOLOGIES, LIMITED PARTNERSHIP

                             By:  Residual Technologies Systems, Inc.,
                                  its General Partner


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________


                             FAIRHAVEN RESIDUALS, LIMITED PARTNERSHIP

                             By: Fairhaven Residual Systems, Inc.,
                                 its General Partner


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________

                             NETCO-WATERBURY, LIMITED PARTNERSHIP

                             By:  Netco-Waterbury, Inc., its General Partner


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________

                             NEW HAVEN RESIDUALS, LIMITED PARTNERSHIP

                             By: New Haven Residuals Systems, Inc.,
                                 its General Partner


                             By: ___________________________________
                             Name: _________________________________
                             Title: ________________________________

                                 SCHEDULE 1.1B
              CHARGES TAKEN DURING THE FOURTH FISCAL QUARTER 2003

                                SCHEDULE 10.7(c)
                          OTHER EXISTING SECURED DEBT

                                 SCHEDULE 10.9
                                OPERATING LEASES